                       SECURITIES AND EXCHANGE COMMISSION

                              Washington DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported)     November 2, 1998
                                                 ---------------------------



                              CROWN ANDERSEN INC.
----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     0-14229                 58-1653577
-------------------------     ---------------------    --------------------
(State or other jurisdic-     (Commission File No.)       (IRS Employer
 tion of incorporation)                                 Identification No.)


               306 Dividend Drive, Peachtree City, Georgia 30269
---------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (770) 486 2000
             ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

     On November 2, 1998, the Registrant announced that it had signed a letter of intent to acquire the stock of Griffin Environmental, Inc. located in Syracuse, New York, in a cash transaction. The Registrant is conducting its due diligence and expects to close on the acquisition in 45-60 days. More details of this event are contained in the exhibit referenced in Item 7.




Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

     c.   Exhibits

          The following exhibits are filed as part of this report:

               Press release dated November 2, 1998.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CROWN ANDERSEN INC.



Date:     November 3, 1998                    By: /s/ Jack D. Brady
       -----------------------                -------------------------------
                                              Jack D. Brady
                                              Chairman of the Board
                                              Chief Executive Officer
                                              President

                                      -3-